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                                                                    EXHIBIT 10.5



                          REGISTRATION RIGHTS AGREEMENT

                                      AMONG

                        STRATFORD CAPITAL PARTNERS, L.P.,
                        STRATFORD EQUITY PARTNERS, L.P.,
                             RJB MANAGEMENT COMPANY,
                           DFW CAPITAL PARTNERS, L.P.,
                                  LISA ROUMELL,
                                 MARK ROSENTHAL,
                                 DONALD DEMUTH,
                                  MARK MALICK,
                                 ANDREW ROSCOE,
                         HOFE FAMILY LIMITED PARTNERSHIP
                              CLEAR INVESTORS, LLC,
                            STEPHEN F. JOHNSTON, SR.

                                       AND

                              CLEAR HOLDINGS, INC.



                                NOVEMBER 1, 1999



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                                TABLE OF CONTENTS


ARTICLE I           TERMS DEFINED...................................................................................1
         SECTION 1.1.            Definitions........................................................................1
         SECTION 1.2.            Forms..............................................................................2
         SECTION 1.3.            Gender and Number..................................................................3
         SECTION 1.4.            References to Agreement............................................................3

ARTICLE II          REGISTRATION RIGHTS.............................................................................3
         SECTION 2.1.            Demand Registration................................................................3
         SECTION 2.2.            Piggyback Registration.............................................................6
         SECTION 2.3.            Registration Procedures............................................................7
         SECTION 2.4.            Underwritten Offerings.............................................................9
         SECTION 2.5.            Preparation; Reasonable Investigation.............................................10
         SECTION 2.6.            Other Registration Rights.........................................................10

ARTICLE III         INDEMNIFICATION................................................................................11
         SECTION 3.1.            Indemnification...................................................................11
         SECTION 3.2.            Indemnification by the Sellers....................................................11
         SECTION 3.3.            Notices of Claims, etc............................................................12
         SECTION 3.4.            Other Indemnification.............................................................12
         SECTION 3.5.            Indemnification Payments..........................................................13
         SECTION 3.6.            Contribution......................................................................13

ARTICLE IV          REPORTING REQUIREMENTS.........................................................................13
         SECTION 4.1.            Reporting Requirements Under Securities Exchange Act of 1934......................13
         SECTION 4.2.            Delivery of Company Information...................................................14
         SECTION 4.3.            Stockholder Information...........................................................14

ARTICLE V           MISCELLANEOUS..................................................................................14
         SECTION 5.1.            Notices...........................................................................14
         SECTION 5.2.            Modification of Agreement.........................................................15
         SECTION 5.3.            Successors and Assigns............................................................15
         SECTION 5.4.            TEXAS LAW.........................................................................15
         SECTION 5.5.            Counterparts; Effectiveness.......................................................15
         SECTION 5.6.            FINAL AGREEMENT...................................................................15
         SECTION 5.7.            WAIVER OF JURY TRIAL..............................................................15
         SECTION 5.8.            CONSENT TO JURISDICTION/VENUE.....................................................15



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                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT is entered into this 1st day of November, 1999, by and among Stratford Capital Partners, L.P., a Texas limited partnership and a federal licensee under the Small Business Investment Act of 1958 ("Stratford Capital"), Stratford Equity Partners, L.P., a Texas limited partnership and a federal licensee under the Small Business Investment Act of 1958 ("Stratford Equity" and together with Stratford Capital, "Stratford"), RJB Management Company ("RJB"), DFW Capital Partners, L.P. ("DFW"), Lisa Roumell ("Roumell"), Mark Rosenthal ("Rosenthal"), Donald DeMuth ("DuMuth"), Mark Malick ("Malick"), Andrew Roscoe ("Roscoe"), Hofe Family Limited Partnership ("Hofe"), Stephen F. Johnston, Sr. ("Johnston"), Clear Investors, LLC ("Clear Investors" and collectively with RJB, DFW, Roumell, Rosenthal, DeMuth, Malick, Roscoe, Hofe and Johnston, the "Preferred Investors") and Clear Holdings, Inc., a Georgia corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, Stratford and the Company are parties to that certain Securities Purchase Agreement (the "Securities Purchase Agreement"), of even date herewith, pursuant to which the Company will issue and sell to Stratford shares of redeemable preferred stock and warrants to purchase shares of the Company's common stock, $0.0001; and

         WHEREAS, the Preferred Investors and the Company are parties to that certain Registration Rights Agreement dated as of November 19, 1997 pursuant to which the Company agreed to register all shares of Common Stock owned by the Preferred Investors (as amended and supplemented "Prior Registration Agreement"); and

         WHEREAS, it is a condition precedent to the obligations of Stratford under the Securities Purchase Agreement that the Company agrees to register all shares of Common Stock owned by Stratford and the Company and the Preferred Investors restate the Prior Registration Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                  TERMS DEFINED

         SECTION 1.1. Definitions. All terms used herein which are defined in the preamble or recitals hereto shall have the meanings given to such terms therein, and each of the following terms, as used herein, shall have the following meanings:

         "Authorized Officer" means, as to any Person, its Chairman, its Chief Executive Officer, its President, its Chief Operating Officer, its Financial Officer, any Vice President or its Secretary.


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


         "Business Day" means any day except a Saturday, Sunday or other day on which national banks in Dallas, Texas are authorized by law to close.

         "Commission" means the Securities and Exchange Commission or any entity succeeding to any or all of its functions under the Securities Act or the Exchange Act.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute.

         "Governmental Authority" means any government, any state or other political subdivision thereof, or any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Holder" with respect to any security of a Person, shall mean the record or beneficial owner of such security.

         "Institutional Holder" means, collectively, Stratford, DFW, Clear Investors and American Capital Strategies, Ltd.

         "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity, organization or division, including a government or political subdivision or an agency or instrumentality thereof and shall also mean the Company.

         "Preferred Investors Registrable Securities" means all Common Stock now or at any time hereafter owned by the Preferred Investors.

         "Registrable Securities" means all Common Stock now or at any time hereafter owned by Stratford.

         "Section" refers to a "section" or "subsection" of this Agreement unless specifically indicated otherwise.

         "Short Form Registration" means any registration effected on a Registration Statement on Form S-3 (or any successor similar form).

         "Stratford Registrable Securities" means all Common Stock now or at any time hereafter owned by Stratford.

         "Taxes" means all taxes, assessments, filing or other fees, levies, imposts, duties, deductions, withholdings, stamp taxes, interest equalization taxes, capital transaction taxes, foreign exchange taxes or other charges of any nature whatsoever, from time to time or at any time imposed by law or any federal, state or local governmental agency. "Tax" means any one of the foregoing.

         SECTION 1.2. Forms. All references in this Agreement to particular forms of registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.


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




         SECTION 1.3. Gender and Number. Words of any gender used in this Agreement shall be held and construed to include any other gender and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

         SECTION 1.4. References to Agreement. Use of the words "herein", "hereof", "hereinabove", and the like are and shall be construed as references to this Agreement.

                                   ARTICLE II

                               REGISTRATION RIGHTS

         SECTION 2.1. Demand Registration. (a) Subject to the limitations provided herein, at any time after an initial public offering of the Common Stock, upon the written request (specifying that it is being made pursuant to this Section 2.1) of either (i) one or more Holders of Stratford Registrable Securities representing 50% or more of the Stratford Registrable Securities at the time outstanding, or (ii) one or more Holders of Preferred Investors Registrable Securities representing 50% or more of the Preferred Investors Registrable Securities at the time outstanding, requesting that the Company effect the registration under the Securities Act of all or part of such Holders' Registrable Securities and the other Registrable Securities of the same class of Registrable Securities (i.e., Stratford Registrable Securities or Preferred Investors Registrable Securities) (collectively, the "Requested Registrable Securities"), and specifying (x) the intended method of disposition thereof, (y) whether or not such requested registration is to be an underwritten offering, and (z) the price range (net of underwriting discount and commissions) acceptable to such Holder or Holders to be received for such Requested Registrable Securities, the Company will within ten (10) business days after the Company receives such written request give written notice of such requested registration to all other Holders of Registrable Securities and thereupon the Company will use reasonable efforts to effect an effective registration under the Securities Act of:

                           (i) the Registrable Securities which the Company has
been so requested to register by such Holders; and

                           (ii)all other Registrable Securities which the
Company has been requested to register by the other Holders thereof by written request given to the Company within 30 days after the giving of such written notice by the Company (which request shall specify the same information called for by the original request to effect registration described above), all to the extent requisite to permit the disposition (in accordance with Section 2.1(b) hereof) of the Registrable Securities so to be registered. Notwithstanding the foregoing, DFW shall have the ability to exercise its registration rights pursuant to this Section 2.1 at any time whether or not the Company has consummated an initial public offering of its Common Stock.

If the Company is required to effect a registration pursuant to this Section 2.1 and the Company furnishes to the Holders of Registrable Securities requesting such registration a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed on or before the date such filing would otherwise be required hereunder and it is therefore necessary to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request for such registration from the Holder or Holders of


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




Requested Registrable Securities requesting such registration; provided that during such time the Company may not file a registration statement for securities to be issued and sold for its own account or that of anyone other than the Holder or Holders of Requested Registrable Securities.

                  (b) The Holders of a majority of the Requested Registrable Securities to be included in such registration statement shall determine the method of distribution of the Registrable Securities so included; provided, however, that if no agreement of Holders of a majority of the Requested Registrable Securities to be included in such registration statement is obtained, then if Holders of thirty percent (30%) of the Requested Registrable Securities to be included in such registration statement request an underwritten public offering, an underwritten public offering shall be the method of distribution with other methods permitted to the extent the managing underwriter for such offering, in its sole discretion, agrees to other methods of distribution being covered by such registration statement.

                  (c) Whenever the Company shall effect a registration pursuant to this Section 2.1 in connection with an underwritten offering, no securities other than Requested Registrable Securities shall be included among the securities covered by such registration unless the managing underwriter of such offering shall have advised each Holder of Requested Registrable Securities to be covered by such registration in writing that the inclusion of such other securities would not adversely affect such offering.

                  (d) Registrations under this Section 2.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and as shall be reasonably acceptable to the Holders of a majority of the Requested Registrable Securities to be registered, and (ii) as shall permit the disposition of such Registrable Securities in accordance with the method or methods of disposition selected pursuant to Section 2.1(b).

                  (e) Except as otherwise provided in this Section 2.1 or in Section 2.2, all expenses incurred in connection with each registration requested pursuant to Section 2.1 and each registration requested pursuant to
Section 2.2 (excluding in each case underwriter's discounts and commissions applicable to Registrable Securities), including, without limitation, in each case, all registration, filing and National Association of Securities Dealer, Inc. fees; all fees and expenses of complying with securities or blue sky laws; all word processing, duplicating and printing expenses, messenger, delivery and shipping expenses; fees and disbursements of the accountants and counsel for the Company including the expenses of any special audits or "cold comfort" letters or opinions required by or incident to such registrations; and the reasonable fees and disbursements of one firm of counsel retained by Holders of such Requested Registrable Securities, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions, if any, shall be borne by the Company. In all cases, each Holder of Registrable Securities shall pay the underwriter's discounts and commissions applicable to the securities sold by such Holder.

                  (f) A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective (unless a substantial cause of the failure of such registration statement to become effective shall be attributable to one or more Holders of Requested Registrable Securities whose Requested Registrable Securities were to have been included in such registration statement) and all Requested Registrable Securities originally requested


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to be registered (prior to any underwriter cutbacks) have been included in such registration statement, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, resulting in a failure to consummate the offering of Requested Registrable Securities offered thereby, (iii) if after a registration statement with respect thereto has become effective, the offering of Requested Registrable Securities offered thereby is not consummated due to factors beyond the control of the Holders of such Requested Registrable Securities, including without limitation in the context of a proposed firm commitment underwriting, the fact that the underwriters have advised the Holders of such Requested Registrable Securities that such Requested Registrable Securities cannot be sold at a net price equal to or above the net price anticipated at the time of filing of the preliminary prospectus or (iv) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied (unless a substantial cause of such conditions to closing not being satisfied shall be attributable to one or more Holders of Requested Registrable Securities whose Requested Registrable Securities were included in such registration statement).

                  (g)      If a requested registration pursuant to this Section
2.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company with the approval of the Holders of a majority of the Requested Registrable Securities to be so registered.

                  (h)      If a requested registration pursuant to this Section
2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each Person requesting registration) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Holders of a majority or more of the Requested Registrable Securities requested to be included in such registration, then the Registrable Securities requested to be registered pursuant to this Section 2.1 shall be reduced to the number of Registrable Securities which the Company is so advised can be sold in (or during the time of) such offering by (i) first decreasing the other securities and Registrable Securities (other than Requested Registrable Securities) requested to be registered (pro rata among such Persons requesting such registration on the basis of the percentage of other securities held by such Persons immediately prior to the filing of the registration statement with respect to such registration), then (ii) by decreasing the securities the Company intends to issue and sell for its own account pursuant to the registration statement, and finally (iii) by decreasing the Requested Registrable Securities to be registered (pro rata among such Holders of Requested Registrable Securities on the basis of the percentage of Requested Registrable Securities held by such Persons immediately prior to the filing of the registration statement with respect to such registration). In connection with any registration as to which the provisions of this clause (h) apply, no securities other than Requested Registrable Securities shall be covered by such registration, unless all Requested Registrable Securities requested to be included in such registration have actually been included.

                  (i) Notwithstanding the other provisions of this Section 2.1, the Company shall not be required by this Section 2.1 to effect more than one effective registration (other than Short Form Registrations) at the Company's expense requested by each of the Holders of the Stratford Registrable Securities and Preferred Investors Registrable Securities. The Company shall also be required by this Section 2.1, at the Company's expense, to effect an unlimited number of Short Form Registrations; provided, that, the Registrable Securities to be registered thereon (A)(i) are expected to have an aggregate disposition price (before deductions for underwriting discounts and commissions) of at least $1,000,000 or (ii) constitute


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at least one percent (1%) of the outstanding Common Stock and (B) the Company shall not have to effect more than two Short Form Registrations during any one fiscal year.

         SECTION 2.2. Piggyback Registration. (a) If the Company at any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-8, S-4 or any successor similar forms or any other form not available for registering the Registrable Securities) for sale to the public and other than pursuant to Section 2.1, whether or not for sale for its own account, it will each such time, at least 30 days prior to filing the registration statement, give written notice to all Holders of Registrable Securities of its intention to do so. Upon the written request of any such Holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders of such Registrable Securities, to the extent requisite to permit the disposition (determined pursuant to the provisions of Section 2.1(b)) of the Registrable Securities so to be registered, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 2.1(e)), without prejudice, however, subject to the rights of any Holder or Holders of Registrable Securities entitled to do so, to request that such registration be effected as a registration under Section 2.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 2.2, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1.

                  (b) If (i) a registration pursuant to this Section 2.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing, whether or not the Registrable Securities so requested to be registered for sale for the account of Holders of Registrable Securities are also to be included in such underwritten offering, and (ii) the managing underwriter of such underwritten offering shall inform the Company and the Holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company and/or the Person who has requested the registration (the "Demanding Holder") may include in such offering all securities proposed by the Company or such Person to be sold for its own account and may first decrease (A) the Registrable Securities and other securities of the Company requested to be included in such registration by all Persons other than Institutional Holders and the Demanding Holder (pro rata on the basis of the number of shares of such securities held by such Person immediately prior to the filing of the registration statement with respect to such registration) and then decrease (B) the Registrable Securities and other securities of the Company requested to be included in such registration by the Institutional Holders to the extent necessary to reduce the number of securities to be included in the registration to the level recommended by the managing underwriter.


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         SECTION 2.3.      Registration Procedures. If and whenever the Company
is required to use reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the Company will, subject to the limitations provided herein, as expeditiously as possible:

                  (a) prepare and (as soon as possible thereafter or in any event no later than 60 days after the end of the period within which requests for registration may be given to the Company or such longer period as the Company shall in good faith require to produce the financial statements required in connection with such registration) file with the Commission the requisite registration statement to effect such registration and thereafter use reasonable efforts to cause such registration statement to become effective, provided that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.1(f)(iii) its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, however, that the Company shall not in any event be required to keep the registration statement effective for a period of more than six months after such registration statement becomes effective;

                  (c) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, and such other documents, as such seller may reasonably request;

                  (d) use its reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect (provided, however, that the Company shall not in any event be required to keep such registration or qualification in effect for a period of more than nine months after such registration or qualification becomes effective), and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                  (e) use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other United States Federal or state


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governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                  (f) furnish to each seller of Registrable Securities a copy, or, upon request, a signed counterpart, addressed to such seller (and the underwriters, if any) of:

                           (i) an opinion of counsel for the Company, dated the
effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), and

                           (ii) a "comfort" letter, dated the effective date of
such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have audited the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion such other legal matters, as such seller or such Holder (or the underwriters, if any) may reasonably request;

                  (g) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (h) otherwise use reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security Holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to each such seller, upon request of such seller, at least five days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have delivered to the Company an opinion of counsel that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;


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




                  (i) provide and cause to be maintained a transfer agent for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                  (j) use its reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities is then listed; and

                  (k) except with respect to registrations made pursuant to Section 2.1(i), refrain from making any sale or distribution of any equity securities of the Company, except pursuant to any employee stock option plan and any preexisting agreement for the sale of such securities, for at least one hundred (180) days after the closing of the public offering pursuant to such registration.

         It shall be a condition precedent to the obligations of the Company to take any action with respect to registering a Holder's Registrable Securities pursuant to this Section 2.3 that such seller of Registrable Securities as to which any registration is being effected furnish the Company in writing such information regarding such seller, the Registrable Securities and other securities of the Company held by such seller, and the distribution of such securities as the Company may from time to time reasonably request in writing. If a Holder refuses to provide the Company with any of such information on the grounds that it is not necessary to include such information in the registration statement, the Company may exclude such Holder's Registrable Securities from the registration statement if the Company provides such Holder with an opinion of counsel to the effect that such information must be included in the registration statement and such Holder thereafter continues to withhold such information. The deletion of such Holder's Registrable Securities from a registration statement shall not affect the registration of the other Registrable Securities to be included in such registration statement.

         Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(g), such Holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.3(g) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

         SECTION 2.4. Underwritten Offerings. (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under Section 2.1 except the second sentence of Section 2.1(i), the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to each Holder of Registrable Securities being registered and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 3.1. Each such Holder of Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable requests of the Company regarding the form thereof, provided, that nothing herein contained shall diminish the foregoing obligations of the Company. The

Holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders. Any such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and other securities of the Company, such Holder's intended method of distribution, and any representations, warranties or agreements required by law.

                  (b) If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any Holder of Registrable Securities as provided in Section 2.2 and subject to the provisions of Section 2.2(b), arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Holder owning the securities to be distributed by such underwriters. In such event, the Holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders. Any such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities or other securities of the Company, such Holder's intended method of distribution and any representations, warranties or agreements required by law.

         SECTION 2.5. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Holders of Registrable Securities registered under such registration statement, their underwriters, if any, and one counsel or firm of counsel and one accountant or firm of accountants representing all the Holders of Registrable Securities to be registered under such registration statement, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

         SECTION 2.6. Other Registration Rights. Other than the registration rights previously granted by the Company or which will be granted simultaneously herewith, the Company will not grant to any other Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the Holders of a majority of the Stratford Registrable Securities and Holders of a majority of the Preferred Investors Registrable Securities at the time outstanding unless the rights granted under the terms of such agreements are expressly subordinated to the registration rights granted hereunder in all respects including priority.

                                   ARTICLE III

                                 INDEMNIFICATION

         SECTION 3.1. Indemnification. In the event any Registrable Securities are included in a registration statement under Section 2.1 or 2.2, to the extent permitted by law, the Company will, and hereby does, indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises solely out of or is based solely upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation thereof, and provided further that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such seller.

         SECTION 3.2. Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.3, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.1) each underwriter, each Person who controls such underwriter within the meaning of the Securities Act, the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in strict conformity with written information furnished to the Company by such seller expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided that such prospective seller shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of any underwriter, the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller. In no event shall the liability of any selling holder of Registrable Securities under this Section
3.2 be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         SECTION 3.3. Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 3.1 or 3.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 3.1 or 3.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties shall exist in respect of such claim, the indemnifying parties shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         SECTION 3.4. Other Indemnification. Indemnification similar to that specified in Section 3.1 or 3.2 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

         SECTION 3.5. Indemnification Payments. The indemnification required by Section 3.1 and 3.2 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         SECTION 3.6.      Contribution. If the indemnification provided for in
Section 3.1 and 3.2 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 3.3, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 3.6, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no selling holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling holder were offered to the public exceeds the amount of any damages which such selling holder has otherwise been required to pay by reason of such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  If indemnification is available under this Article III, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Article III without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 3.6.

                                   ARTICLE IV

                             REPORTING REQUIREMENTS

         SECTION 4.1. Reporting Requirements Under Securities Exchange Act of 1934. When it is first legally required to do so, the Company shall register its Common Stock under Section 12 of the

Exchange Act (as hereinafter defined) and shall keep effective such registration and shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. From and after the effective date of the first registration statement filed by the Company under the Securities Act, the Company shall (whether or not it shall then be required to do so) timely file such information, documents and reports which a corporation, partnership or other entity subject to Section 13 or 15(d) (whichever is applicable) of the Exchange Act is required to file.

         SECTION 4.2. Delivery of Company Information. Immediately upon becoming subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company shall forthwith upon request furnish any Holder of Registrable Securities (a) a written statement by the Company that it has complied with such reporting requirements, (b) a copy of the most recent annual or quarterly report of the Company, and (c) such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Securities without registration under the Securities Act. The Company acknowledges and agrees that the purposes of the requirements contained in this Section 4.2 are
(i) to enable any such Holder to comply with the current public information requirement contained in Paragraph (c) of Rule 144 under the Securities Act should such Holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar exemptive provision) and (ii) to qualify the Company for the use of registration statements on Form S-3. In addition, the Company shall take such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar exemptive provision hereafter in effect) and the use of Form S-3. The Company also covenants to use its best efforts, to the extent that it is reasonably within its power to do so, to qualify for the use of Form S-3.

         SECTION 4.3. Stockholder Information. The Company may require each Holder of Registrable Securities as to which any registration is to be effected pursuant to this Article IV to furnish the Company such information in writing with respect to such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.


                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION 5.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, telecopy or similar writing) and shall be given to such party at its address, telex or telecopy number set forth on the signature pages hereof or such other address, telex or telecopy number as such party may hereafter specify for the purpose by notice to the other party. Each such notice, request or other communication shall be effective (i) if given by telex or telecopy, when such telex or telecopy is transmitted to the telex or telecopy number specified in this Section 5.1 and the appropriate answer back is received or receipt is otherwise confirmed, (ii) if given by mail, three (3) Business Day after deposit in the mails with first class postage prepaid, addressed as aforesaid, (iii) if given by overnight courier service, one (1) Business Day after delivery to the overnight courier service, or (iv) if given by any other means, when delivered at the address specified in this Section 5.1.

         SECTION 5.2. Modification of Agreement. This Agreement may not be modified, altered, amended, revised, waived, discharged, released or terminated, except by an agreement in writing signed by the Company and Holders of the majority of the Stratford Registrable Securities and Holders of the Preferred Investors Registrable Securities at the time outstanding. Each Preferred Investor agrees that this Agreement amends and restates in entirety the Prior Registration Rights Agreement which shall have no further force or effect.

         SECTION 5.3. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, each holder of Registrable Securities and their respective successors and assigns, except that the Company may not assign or otherwise transfer any of its rights under this Agreement.

         SECTION 5.4. TEXAS LAW. THIS AGREEMENT AND THE TRANSACTION DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

         SECTION 5.5. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the parties hereto.

         SECTION 5.6. FINAL AGREEMENT. THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         SECTION 5.7. WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

         SECTION 5.8. CONSENT TO JURISDICTION/VENUE. Any suit, action or proceeding brought by any Holder of Registrable Securities with respect to this Agreement may be brought in the courts of the State of Texas, County of Dallas, or in the Federal courts located in the Northern District of Texas, as such Holder may select in its sole discretion. The Company hereby submits to the nonexclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. The Company hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Transaction Document brought in the courts located in the State of Texas, County of Dallas, and hereby waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective Authorized Officers on the day and year first above written.

COMPANY:

CLEAR HOLDINGS, INC.                                  Address for Notice:

                                                      Clear Holdings, Inc.
                                                      440 Interstate North Parkway
By:    /s/ Stephen Johnston, Sr.                      Atlanta, Georgia 30339
       ---------------------------------              Fax No. (770) 763-5635
Name:  Stephen  Johnston, Sr.                         Attn:  Stephen Johnston Sr.
       ---------------------------------
Title: Chief Executive Officer
       ---------------------------------



STRATFORD EQUITY:
                                                      Address for Notice:
STRATFORD EQUITY PARTNERS, L.P.
                                                      Stratford Equity Partners, L.P.
By:    Stratford Capital GP Associates, L.P., its     300 Crescent Court, Suite 500
       General Partner                                Dallas, Texas  75201
                                                      Fax No. (214) 740-7393
       By:   Stratford Capital Corporation, its       Attn:    John G. Farmer
             General Partner

       By: /s/ John G. Farmer
           -----------------------------
               John G. Farmer,
               Managing Director



STRATFORD CAPITAL:

STRATFORD CAPITAL PARTNERS, L.P.                      Address for Notice:

By:    Stratford Capital GP Associates, L.P.,         Stratford Capital Partners, L.P.
       its General Partner                            300 Crescent Court, Suite 500
                                                      Dallas, Texas  75201
       By:     Stratford Capital Corporation,         Fax No. (214) 740-7393
               its General Partner                    Attn:    John G. Farmer

       By: /s/ John G. Farmer
           -----------------------------
               John G. Farmer,
               Managing Director





RJB:
                                                      Address for Notice:
RJB MANAGEMENT COMPANY
                                                      RJB Management Company

                                                      4101 Buckboard Lane
                                                      Dunkirk, Maryland 20754
By: /s/ Andrew D. Roscoe
    ------------------------------------
Name: Andrew D. Roscoe
      ----------------------------------
Title: President
       ---------------------------------


DFW:
                                                      Address for Notice:
DFW CAPITAL PARTNERS, L.P.
                                                      DFW Capital Partners, L.P.
By:      Capital Partners - GP, L.P.                  300 Frank W. Burr Boulevard
         its General Partner                          Glenpoint Centre East - 5th Floor
                                                      Teaneck, New Jersey  07666
                                                      Attn:  Lisa Roumell
                                                      Fax No. (201) 836-5666
         By: /s/ Lisa Roumell
             ---------------------------
                 Lisa Roumell
                 General Partner


ROUMELL:                                              Address for Notice:

                                                      DFW Capital Partners, L.P.
                                                      30 Frank W. Burr Boulevard
/s/ Lisa Roumell                                      Glenpoint Centre East - 5th Floor
----------------------------------------              Teaneck, New Jersey  07666
Lisa Roumell                                          Attn:  Lisa Roumell
                                                      Fax No. (201) 836-5666



ROSENTHAL:                                            Address for Notice:

                                                      16 Hudson Street
/s/ Mark Rosenthal                                    #6C
----------------------------------------              New York, New York 10013
Mark Rosenthal



DEMUTH:                                               Address for Notice:

                                                      78 Essex Road
                                                      Summit, New Jersey 07901
/s/ Donald F. DeMuth
----------------------------------------
Donald DeMuth


MALICK:                                               Address for Notice:

                                                      19 Whipporwill Road
                                                      Budd Lake, New Jersey 07828
/s/ Mark Malick
----------------------------------------
Mark Malick


ROSCOE:                                               Address for Notice:

                                                      41 Buckboard Lane
/s/ Andrew Roscoe                                     Dunkirk, Maryland 20754
----------------------------------------
Andrew Roscoe


HOFE:                                                 Address for Notice:

HOFE FAMILY LIMITED PARTNERSHIP                       Hofe Family Limited Liability Partnership
                                                      c/o Mike Hofe
                                                      20617 Bent Willow Road
By:/s/ Michael Hofe                                   Rohrersville, Maryland 21779

   -------------------------------------
         Mike Hofe


CLEAR INVESTORS:                                      Address for Notice:

CLEAR INVESTORS, LLC                                  c/o Stephen Johnston, Sr.
                                                      550 River Valley Road
                                                      Atlanta, Georgia  30328

By: /s/ Stephen F. Johnston, Sr.
    ------------------------------------
         Stephen F. Johnston
         Managing Member


JOHNSTON:                                             Address for Notice:

/s/ Stephen F. Johnston, Sr.                          550 River Valley Road
----------------------------------------              Atlanta, Georgia 30328
Stephen F. Johnston, Sr.
